                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 OR 15(d) of
                                        The Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported) February 28, 2005

                                               U.S. Can Corporation
                              (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                         Registrant's telephone number, including area code (630) 678-8000

                          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On February 28, 2005, U.S. Can Corporation (the "Company") released its financial results for the quarterly and annual periods ended December 31, 2004.  The information regarding the fourth quarter and fiscal year for 2004, as well as information regarding the use of non-GAAP financial measures, is set forth in the attached press release, which is attached hereto as Exhibit 99.1.

         The information in this Current Report is being furnished and shall not be deemed  "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed by the Company with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.         ______________________________________Description of Exhibit______________________________________
-----------         --------------------------------------------------------------------------------------------------
99.1                Press Release dated February 28, 2005.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 By       /s/ Sandra K. Vollman
                                                                          ---------------------
                                                                 Name:    Sandra K. Vollman
                                                                 Title:   Senior Vice President and Chief
                                                                          Financial Officer
Date  February 28, 2005

                                                   EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

99.1                    Press Release dated February 28, 2005.